UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 28, 2016

Automatic Data Processing, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-5397	22-1467904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of Principal Executive Offices)	(Zip Code)

(973) 974-5000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2016 the Registrant issued a press release announcing the Registrant’s financial results for the third fiscal quarter ended March 31, 2016.  A copy of the Registrant’s press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c)        Exhibit 99.  Press Release dated April 28, 2016, issued by Automatic Data Processing, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Automatic Data Processing, Inc.

Date: April 28, 2016	By:	/s/ Jan Siegmund
Name: Jan Siegmund
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99	Press Release dated April 28, 2016, issued by Automatic Data Processing, Inc.